UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED MANAGEMENT
INVESTMENT COMPANY

Investment Company Act file number: (811-03386)

Exact name of registrant as specified in charter:	Putnam Global Health Care Fund

Address of principal executive offices: One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Beth S. Mazor, Vice President
One Post Office Square
Boston, Massachusetts 02109

Copy to:	John W. Gerstmayr, Esq.
Ropes & Gray LLP
One International Place
Boston, Massachusetts 02110

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end: August 31, 2010

Date of reporting period: November 30, 2009

Item 1. Schedule of Investments:

Putnam Global Health Care Fund

The fund's portfolio
11/30/09 (Unaudited)

COMMON STOCKS (93.8%)(a)
	Shares	Value

Biotechnology (16.7%)
Amgen, Inc. (NON)	891,200	$50,219,120
Amylin Pharmaceuticals, Inc. (NON) (S)	272,300	3,882,998
Arqule, Inc. (NON)	293,000	1,051,870
Auxilium Pharmaceuticals, Inc. (NON) (S)	388,200	13,536,534
Basilea Pharmaceutical AG (Switzerland) (NON)	214	16,391
BioMarin Pharmaceuticals, Inc. (NON) (S)	318,000	5,250,180
Dendreon Corp. (NON) (S)	722,070	19,741,394
Facet Biotech Corp. (NON)	772,600	12,686,092
Genzyme Corp. (NON)	1,086,024	55,061,417
Human Genome Sciences, Inc. (NON) (S)	519,400	14,449,708
Idenix Pharmaceuticals, Inc. (NON)	611,035	1,142,635
Momenta Pharmaceuticals, Inc. (NON)	125,700	1,250,715
OSI Pharmaceuticals, Inc. (NON) (S)	183,300	6,105,723
United Therapeutics Corp. (NON) (S)	352,200	16,056,798
Vivus, Inc. (NON) (S)	835,688	6,785,787
		207,237,362

Electronics (0.5%)
Thermo Electron Corp. (NON) (S)	140,500	6,635,815
		6,635,815

Food (0.1%)
Mead Johnson Nutrition Co. Class A (S)	28,500	1,250,295
		1,250,295

Health-care services (14.5%)
Aetna, Inc.	394,700	11,489,717
AMERIGROUP Corp. (NON) (S)	283,200	6,714,672
AmerisourceBergen Corp.	746,100	18,421,209
Cardinal Health, Inc.	482,560	15,552,909
Centene Corp. (NON)	362,751	6,826,974
Coventry Health Care, Inc. (NON)	233,700	5,269,935
LifePoint Hospitals, Inc. (NON) (S)	534,800	15,525,244
McKesson Corp.	313,800	19,461,876
Omnicare, Inc. (S)	591,300	13,706,334
Quest Diagnostics, Inc. (S)	195,100	11,304,094
Sinopharm Group Co. 144A (China)	310,800	1,094,846
Suzuken Co., Ltd. (Japan)	302,800	11,092,604
UnitedHealth Group, Inc.	264,800	7,591,816
Universal Health Services, Inc. Class B	147,500	8,243,775
WellPoint, Inc. (NON)	515,200	27,836,256
		180,132,261

Medical technology (24.9%)
Baxter International, Inc.	786,500	42,903,575
Becton, Dickinson and Co. (S)	226,200	16,919,760
Boston Scientific Corp. (NON)	2,527,700	21,156,849
China Medical Technologies, Inc. ADR (China) (S)	147,000	1,941,870
Covidien PLC (Ireland)	796,800	37,306,176
Edwards Lifesciences Corp. (NON) (S)	92,035	7,572,640
Grifols SA (Spain)	515,801	8,648,439
Hospira, Inc. (NON) (S)	416,300	19,545,285
Life Technologies Corp. (NON) (S)	274,300	13,654,654
Medtronic, Inc.	1,564,800	66,410,112
Millipore Corp. (NON)	108,400	7,382,040
Patterson Cos., Inc. (NON)	404,000	10,386,840
Sirona Dental Systems, Inc. (NON)	175,900	5,118,690
St. Jude Medical, Inc. (NON)	703,500	25,825,485
Stryker Corp.	70,200	3,538,080
Synthes, Inc.	195	25,630
West Pharmaceutical Services, Inc. (S)	189,600	7,309,080
Zimmer Holdings, Inc. (NON)	220,500	13,046,985
		308,692,190

Pharmaceuticals (35.9%)
Abbott Laboratories (S)	1,173,100	63,922,219
Astellas Pharma, Inc. (Japan)	322,500	11,926,443
Bayer AG (Germany)	197,083	15,130,442
Cephalon, Inc. (NON) (S)	311,300	17,105,935
Eli Lilly & Co. (S)	170,100	6,247,773
GlaxoSmithKline PLC (United Kingdom)	1,858,710	38,421,170
Johnson & Johnson (S)	806,400	50,674,176
Novartis AG (Switzerland)	877,502	48,654,418
Ono Pharmaceutical Co., Ltd. (Japan)	121,500	5,620,044
Pfizer, Inc.	4,780,201	86,856,252
Roche Holding AG (Switzerland)	378,567	61,869,046
Teva Pharmaceutical Industries, Ltd. ADR (Israel) (S)	739,265	39,025,799
		445,453,717

Retail (1.2%)
CVS Caremark Corp. (S)	470,700	14,596,407
		14,596,407

Total common stocks (cost $907,384,895)		$1,163,998,047

SHORT-TERM INVESTMENTS (20.0%)(a)
	Principal amount/shares	Value

Short-term investments held as collateral for loaned
securities with yield 0.35% and due date
December 1, 2009 (d)	$175,830,924	$175,829,215
Putnam Money Market Liquidity Fund (e)	68,938,238	68,938,238
SSgA Prime Money Market Fund (i)	340,000	340,000
U.S. Treasury Bills, zero%, May 31, 2012 (i)	572,000	627,158
U.S. Treasury Bills, zero%, December 17, 2009 (i)	455,000	455,000
U.S. Treasury Bills for effective yields from 0.33% to
0.44% , April 01, 2010	1,995,000	1,991,027

Total short-term investments (cost $248,182,014)		$248,180,638

TOTAL INVESTMENTS

Total investments (cost $1,155,566,909) (b)		$1,412,178,685

FORWARD CURRENCY CONTRACTS TO BUY at 11/30/09 (aggregate face value $124,399,040) (Unaudited)

		Aggregate	Delivery	Unrealized
	Value	face value	date	appreciation

Australian Dollar	$14,623,070	$14,314,948	12/17/09	$308,122
British Pound	29,392,951	29,341,660	12/17/09	51,291
Danish Krone	16,792,678	16,563,821	12/17/09	228,857
Euro	35,967,875	35,487,001	12/17/09	480,874
Japanese Yen	17,751,839	16,961,653	12/17/09	790,186
Swiss Franc	12,025,135	11,729,957	12/17/09	295,178

Total				$2,154,508

NOTES

(a) Percentages indicated are based on net assets of $1,241,529,846.

(b) The aggregate identified cost on a tax basis is $1,168,742,090, resulting in gross unrealized appreciation and depreciation of $299,036,276 and $55,599,681, respectively, or net unrealized appreciation of $243,436,595.

(NON) Non-income-producing security.

(d) The fund may lend securities, through its agents, to qualified borrowers in order to earn additional income. The loans are collateralized by cash and/or securities in an amount at least equal to the market value of the securities loaned. The market value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The risk of borrower default will be borne by the fund’s agents; the fund will bear the risk of loss with respect to the investment of the cash collateral. At November 30, 2009, the value of securities loaned amounted to $171,136,397. The fund received cash collateral of $175,829,215 which is pooled with collateral of other Putnam funds into 1 issue of short-term investments.

(e) The fund invested in Putnam Money Market Liquidity Fund, an open-end management investment company managed by Putnam Investment Management, LLC ("Putnam Management"), the fund's manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC. Investments in Putnam Money Market Liquidity Fund are valued at its closing net asset value each business day. Income distributions earned by the fund are recorded as interest income and totaled $27,036 for the period ended November 30, 2009. During the period ended November 30, 2009, cost of purchases and proceeds of sales of investments in Putnam Money Market Liquidity Fund aggregated $116,294,387 and $91,629,358, respectively. Management fees charged to Putnam Money Market Liquidity Fund have been waived by Putnam Management.

(i) Securities purchased with cash or securities received, that were pledged to the fund for collateral on certain derivative contracts.

(S) Securities on loan, in part or in entirety, at November 30, 2009.

144A after the name of an issuer represents securities exempt from registration under Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

ADR after the name of a foreign holding stands for Amerivan Depository Receipts represents ownership of foreign securities on deposit with a custodian bank.

DIVERSIFICATION BY COUNTRY

Distribution of investments by country of risk at November 30, 2009 (as a percentage of Portfolio Value):

United States	77.3%
Switzerland	9.0
Israel	3.2
United Kingdom	3.1
Ireland	3.0
Japan	2.3
Germany	1.2
Spain	0.7
China	0.2

Total	100.0%

Security valuation: Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets. If no sales are reported-- as in the case of some securities traded over-the-counter-- a security is valued at its last reported bid price. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value foreign equity securities taking into account multiple factors, including movements in the U.S. securities markets. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. At November 30, 2009, fair value pricing was used for certain foreign securities in the portfolio. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate. To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Investment Management, LLC (“Putnam Management”), the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC, does not believe accurately reflects the security's fair value, the security will be valued at fair value by Putnam Management. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

Forward currency contracts: The fund may buy and sell forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used to protect against a decline in value relative to the U.S. dollar of the currencies in which its portfolio securities are denominated or quoted (or an increase in the value of a currency in which securities a fund intends to buy are denominated, when a fund holds cash reserves and short term investments), or for other investment purposes. The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service.

The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in market value is recorded as an unrealized gain or loss. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position. Outstanding contracts on Forward currency contracts at the period ended November 30, 2009 are indicative of the volume of activity during the period.

Master agreements: The fund is a party to ISDA (International Swap and Derivatives Association, Inc.) Master Agreements (“Master Agreements”) with certain counterparties that govern over the counter derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund’s custodian and with respect to those amounts which can be sold or repledged, are presented in the fund’s portfolio. Collateral posted to the fund which can not be sold or repledged totaled $509,847 at November 30, 2009. Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty. Termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund's future derivative activity.

At November 30, 2009, the fund did not have a net liability position on derivative contracts subject to the Master Agreements.

In September 2006, Accounting Standards Codification ASC 820 Fair Value Measurements and Disclosures ("ASC 820") was issued. ASC 820 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. While the adoption of ASC 820 does not have a material effect on the fund’s net asset value, it does require additional disclosures about fair value measurements. ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1 – Valuations based on quoted prices for identical securities in active markets.

Level 2 – Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3 – Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of November 30, 2009:

			Valuation inputs

Investments in securities:		Level 1	Level 2	Level 3

Common stocks:

	Consumer staples	15,846,702	--	--

	Health care	968,749,994	172,765,536	--

	Technology	6,635,815	--	--

Total common stocks		991,232,511	172,765,536	--

Short-term investments		69,278,238	178,902,400	--

Totals by level		$1,060,510,749	$351,667,936	$--

		Level 1	Level 2	Level 3

Other financial instruments:			$2,154,508	$--

Other financial instruments include forward currency contracts.

Market Values of Derivative Instruments as of November 30, 2009

	Asset derivatives	Liability derivatives

Derivatives not accounted for as hedging instruments under ASC 815	Market value	Market value

Foreign exchange contracts	2,154,508	--

Total	$2,154,508	$--

For additional information regarding the fund please see the fund's most recent annual or semiannual shareholder report filed on the Securities and Exchange Commission's Web site, www.sec.gov, or visit Putnam's Individual Investor Web site at www.putnaminvestments.com

Item 2. Controls and Procedures:

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 3. Exhibits:

Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Global Health Care Fund

By (Signature and Title):

/s/ Janet C. Smith
Janet C. Smith
Principal Accounting Officer
Date: January 28, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/ Jonathan S. Horwitz
Jonathan S. Horwitz
Principal Executive Officer
Date: January 28, 2010

By (Signature and Title):

/s/ Steven D. Krichmar
Steven D. Krichmar
Principal Financial Officer
Date: January 28, 2010